SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2004

TRANSMETA CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-31803	77-0402448
(Commission File Number)	(IRS Employer Identification No.)

3990 Freedom Circle, Santa Clara, CA	95054
(Address of principal executive offices)	(Zip Code)

(408) 919-3000
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Item 7.01 Regulation FD Disclosure.

     On September 10, 2004, Transmeta Corporation, a Delaware corporation, issued a press release, a copy of which is furnished as Exhibit 99.01 to this report.

Item 9.01: Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit
Number	Exhibit Title or Description
99.01	Press Release dated September 10, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMETA CORPORATION
Date: September 10, 2004	By:	/s/ John O’Hara Horsley
John O’Hara Horsley
Vice President, General Counsel & Secretary

Exhibit Index

Exhibit
Number	Exhibit Title or Description
99.01	Press Release dated September 10, 2004.